                               AMENDMENT NO. 5
                                     TO
                           THE EARTHGRAINS COMPANY
                    EMPLOYEE STOCK OWNERSHIP/401(k) PLAN


         WHEREAS, The Earthgrains Company (formerly Campbell Taggart, Inc. and hereafter referred to as the "Company") adopted The Earthgrains Company Employee Stock Ownership/401(k) Plan (hereafter referred to as the "Plan"), effective as of July 1, 1994; and

         WHEREAS, the Company desires to amend said Plan, effective as of July 1, 1998;

         NOW, THEREFORE, the Plan is hereby amended, effective as of July 1, 1998, in the following respects.

                                     I.

         Section 2.1(cc) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "(cc)    "Participant" means an Active Participant or a Former
                   -----------
                  Participant. Except for purposes of Articles 3 through 7 and 15 and 16, the term "Participant" also includes any Employee who has satisfied the eligibility conditions of Sections 3.1(a), (c), (d) and (e) but not the conditions of Section 3.1(b) and for whom a Plan Account is maintained to reflect a Rollover Contribution."

                                     II.

         Paragraph (iii) of Section 2.1(ee) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "(iii) Notwithstanding anything contained herein to the contrary, in determining an Employee's Years of Service for purposes of the vesting requirements set forth in Article 11 for an Employee who was an employee of an employer listed below on the date specified below and who becomes an Employee of an Employer who is eligible to participate in the Plan in accordance with Section 3.1 on the date immediately following such date below, such Employee's last period of continuous service with such employer before the date specified below shall be counted:

                  Southern Bakeries                        August 18, 1998
                  IBC Grand Junction                       October 3, 1998
                  CooperSmith, Inc.                        January 16, 1998
                  San Luis Sourdough                       March 11, 1998

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                  H & L Baking Company                     July 1, 1997
                  Brothers Baking Company, Inc.            July 1, 1997
                  Heiner's Bakery, Inc.                    November 30, 1996"

                                    III.

         Section 3.1 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "3.1.   Eligibility.
          ------------------

         An Employee shall be eligible to participate in the Plan if the following conditions are satisfied:

         (a)      The Employee is employed by an Adopting Employer;

         (b) With respect to an Employee who is employed on June 30, 1998 or any day thereafter, if (i) such Employee is not covered by the terms of an existing or expired collective bargaining agreement, such Employee has been credited with six (6) months of service, or (ii) if such Employee is covered by the terms of an existing or expired collective bargaining agreement which does not exclude such Employee from participation in the Plan in accordance with 3.1(e) below, such Employee has been credited with one (1) Year of Service;

         (c)      The Employee is (i) a resident of the United States, or
                  (ii) a citizen of the United States who is employed by Europate, S.A. or by Bimbo, S.A.;

         (d) The Employee is not a Leased Employee with respect to the Employer; and

         (e) The Employee is not covered by a collective bargaining agreement entered into with an adopting Employer pursuant to which retirement benefits were the subject of good faith bargaining which agreement excludes the Employee from participation in the Plan. (See Appendix H for a list of unions whose collective bargaining agreements provide for participation in the Plan).

         The Committee shall notify each Employee of the date he becomes eligible to participate in the Plan and the necessary actions that may be required on his part to obtain or participate in all benefits of the Plan.

         The term "six months of service" as used in (b) above means the period of continuous service beginning on the date the Employee is first credited


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         with an Hour of Service and ending on the date which is six months following such date.

         Notwithstanding anything contained herein to the contrary, an employee who was an employee of an employer listed below on the date immediately preceding the date below and who became an Employee of the Company or an Adopting Employer on the date specified below shall become a Participant in the Plan on the date specified below if such Employee satisfied, on the date specified below, the conditions specified in subsections 3.1(a), (c), (d) and
         (e) above, notwithstanding that the condition of paragraph (b) of
         Section 3.1 was not satisfied:

         Southern Bakeries                                 August 19, 1998
         IBC Grand Junction                                October 4, 1998
         CooperSmith, Inc.                                 January 17, 1998
         San Luis Sourdough                                March 12, 1998
         H & L Baking Company                              July 2, 1997
         Brothers Baking Company, Inc.                     July 2, 1997
         Heiner's Bakery, Inc.                             December 1, 1996"

                                     IV.

         Section 11.1 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "11.1.   Vesting.
          ---------------

         (a) A Participant who is a Participant on July 1, 1998, other than a Participant who is covered by a collective bargaining agreement, shall have a non-forfeitable interest in his entire Plan Account.

         (b) A Participant who is covered by a collective bargaining agreement shall obtain a non-forfeitable interest in his Plan Account attributable to Employer Matching Contributions upon the occurrence of (i) his death or Disability, while an Employee, (ii) layoff for a period exceeding twelve (12) consecutive months, (iii) entry into active duty with any branch of the military services of the United States, or (iv) termination of employment following attainment of age sixty (60). As of any date prior to the occurrence of an event described in (i) through (iv) above, such Participant shall obtain a non-forfeitable interest in his Plan Account attributable to Employer Matching Contributions in accordance with the vesting schedule set forth below based upon the number of Years of Service credited to such Participant as of such date:

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

                       Years of Service                  Vested Percentage
                       ----------------                  -----------------

                               1                                0%
                           2 or more                           100%

         (c)      Anything contained herein to the contrary notwithstanding,
                  (i) a Participant shall have a non-forfeitable interest in his Plan Account attributable to the ten (10) Company Shares, if any, allocated to his Plan Account in accordance with the provisions of Section 6.1 of the Plan, and (ii) an Employee who on October 14, 1996 was employed in the MIS Department and who was transferred on October 15, 1996 to Electronic Data Systems shall have a non-forfeitable interest in his Plan Account as of the date of such transfer."

                                     V.

         The second paragraph of Section 11.3 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "The portion of the Participant's Plan Account in which he does not have a vested interest shall be applied, for the Plan Year in which the Participant's employment with all Employers terminates, first to restore amounts in accordance with the provisions of this
         Section 11.3 and the remainder, if any, thereafter shall be applied to reduce administrative expenses of the Plan. If the Participant is reemployed by the Company or an Adopting Employer before he incurs five (5) consecutive Breaks in Service, then he shall have restored to his Employer Matching Contribution Account as of the last day of the calendar month in which he is reemployed an amount equal to the amount of such forfeiture. Any amount restored shall come from forfeitures, and if such forfeitures are not sufficient, the Company shall restore such amount."

                                     VI.

         Section 15. 1 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "15.1.   Eligibility.
          -------------------

         A Participant may withdraw an amount from his Plan Account in accordance with such rules and procedures as prescribed by the Committee for the administration of a withdrawal program under the Plan. The withdrawal program shall be administered by the Committee on a uniform and nondiscriminatory basis. For purposes of this
         Article 15, (a) an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), and (b) an Employee described in Section 2.1 (cc) who has satisfied

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

         the eligibility conditions of Section 3.1(a), (c), (d) and (e) and for whom a Plan Account is maintained to reflect a Rollover Contribution, shall not be permitted to make a withdrawal from the Plan pursuant to this Section."

                                    VII.

         Section 16.1 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "16.1.   Loan Program; Eligibility.
          ---------------------------------

         A Participant who is employed by the Employer may borrow from the Trust in accordance with such rules and procedures as prescribed by the Committee for the administration of a loan program under the Plan. The loan program shall be administered by the Committee on a uniform and nondiscriminatory basis and in a manner designed to insure that loans are available to all such Participants on a reasonably equivalent basis. For purposes of this Article 16, (a) an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), and (b) an Employee described in
         Section 2.1 (cc) who has satisfied the eligibility conditions of
         Section 3.1(a), (c), (d) and (e) and for whom a Plan Account is maintained to reflect a Rollover Contribution, shall not be permitted to borrow from the Plan."

                                    VIII.

         Section 18.1(b) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "(b)     If he did not satisfy the eligibility conditions of
                  Section 3.1 on the day before his employment terminated, he shall become (or again become) an Active Participant on the first payday immediately following the date on which he satisfies (or again satisfies) such eligibility conditions."

                                     IX.

         The first paragraph of Section 20.2 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "An Active Participant, or an Employee who satisfies the eligibility conditions of Sections 3.1(a), (c), (d) and (e) but not necessarily the conditions of Section 3.1(b), may contribute to the Trust Fund cash amounts distributed from any other qualified plan or conduit individual retirement account (as described in Code
         Section 408(d)(3)(A)(ii)) within sixty (60) days after such distribution, if the distribution is eligible for

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

         rollover treatment under the applicable provisions of Code Section 402(a) or 408(d). Contributions made under this Section shall be identified as "Rollover Contributions" for purposes of this Plan."

                                     X.

         Section 22.2 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "22.2.   Initial Review of Claim.
          -------------------------------

         The Committee shall consider all properly filed claims for distribution or benefit and shall notify the claimant in writing within ninety (90) days of receipt of the claim as to whether the claim is allowed or denied. If an extension of time for processing such claim is needed, notice of the extension shall be given prior to the written termination of the initial ninety (90) day period. Such notice shall specify the circumstances requiring an extension and the date by which a final decision will be reached. The extended date may not be later than one hundred eighty (180) days after the original claim is filed.

         If the Committee denies a claim, the written notice informing the claimant of the denial shall include the following:

         (a)      The specific reason(s) for the denial of the claim;

         (b) The pertinent Plan provision(s) on which the denial is based;

         (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

         (d) An explanation of the claim review procedure available to the claimant.

         The Committee may deny a claim in whole or in part and shall notify the claimant of the extent of the denial."

                                     XI.

         Section 22.3. of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "22.3.   Claim Review Procedure.
          ------------------------------

         A claimant who receives notice that his claim for distribution or benefit is denied in whole or in part may, within sixty (60) days after the receipt of

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

         the notice, apply to the Committee for a review of the decision. Such application must be made on a form provided by the Committee for this purpose.

         A claimant who files a claim for review with the Committee shall have the following rights:

         (a) Upon reasonable notice to the Committee, the claimant may examine documents in the possession of the Committee that are pertinent to the decision under review; and

         (b) The claimant may submit written comments and issues to the Committee relating to the decision under review.

         The Committee shall notify the claimant in writing within sixty
         (60) days of the later of the receipt of the application for review or the receipt of written comments and issues from the claimant as to whether the claim is allowed or denied; provided that special circumstances do not require an extension of the time for processing the review. If an extension is needed, the Committee must give written notice within the initial sixty (60) day period specifying the reasons for the extension and the date on which the review will be complete; provided that such review will be completed within one hundred twenty (120) days of the date the original application was received. If the application is denied, the written notice informing the claimant of the denial shall include the information specified in Section 22.2."

                                    XII.

         Section 25.3 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "25.3.   Interests Not Transferable.
          ----------------------------------

         Subject to Code Section 401(a)(13)(B), and except as may be required by application of the withholding provisions of the Code or of any state's tax laws, no benefit or interest under the Plan shall be subject to assignment or alienation, either voluntary or involuntary. Payment of benefits to an alternate payee under a qualified domestic relations order meeting the requirements of Code
         Section 414(p) shall be made on the date specified in the qualified domestic relations order, which date may be prior to the Participant's "earliest retirement age", as defined in Code Section 414(p), if the qualified domestic relations order so provides."

                                    XIII.

         Effective as of July 1, 1998, the Plan is amended by adding a new Appendix H, as attached hereto.

         IN WITNESS WHEREOF, The Earthgrains Company has caused this Amendment No. 5 to the Plan to be executed in its name by its duly authorized officer as of the 30th day of June, 1999.


                              THE EARTHGRAINS COMPANY



                              By: /s/ Steven G. Gebben
                                 -------------------------------------------

                              Title: Manager, Employee Benefits
                                    ----------------------------------------



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

                                                          Appendix H
                                                          ----------

                                               Collective Bargaining Agreements
                                               --------------------------------
                                             Providing for Participation in Plan
                                             -----------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                          BARGAINING                      CONTRACT                                 EFFECTIVE
        LOCATION             UNION           UNIT           LOCAL          NUMBER               CLASS                 DATE
-----------------------------------------------------------------------------------------------------------------------------
ATLANTA                       BCT            AH01             42          0276-21      Garage                        4/1/98
-----------------------------------------------------------------------------------------------------------------------------
ATLANTA                       IBT            AH03            728          0203-01      Transport                    11/1/98
-----------------------------------------------------------------------------------------------------------------------------
CARROLLTON                    RWDS           DC01            587          0311-30      Prod/Sand/Maint               8/1/99
-----------------------------------------------------------------------------------------------------------------------------
DALLAS                        BCT            BG04            111          0302-23      Sales                         9/1/99
-----------------------------------------------------------------------------------------------------------------------------
DALLAS                        BCT            BG01            111          0213-21      Bakery Store                  9/1/99
-----------------------------------------------------------------------------------------------------------------------------
FT WORTH                      IBT            BG05            997          0205-09      Sales                         9/1/99
-----------------------------------------------------------------------------------------------------------------------------
GRAND JUNCTION                BCT            CU01             26          4137-01      Inside                        8/1/99
-----------------------------------------------------------------------------------------------------------------------------
HOUSTON                       IBT            BQ03            988          0114-10      Sales                        11/1/99
-----------------------------------------------------------------------------------------------------------------------------
MONTGOMERY                   RWDSU           CC01           RWDSU         0304-30      Inside Mfg.                   4/1/98
-----------------------------------------------------------------------------------------------------------------------------
NASHVILLE                     IBT            CE01            327          0135-01      Eng/Garage/Sanitation         6/1/98
-----------------------------------------------------------------------------------------------------------------------------
NASHVILLE                     IBT            CE04            327          0134-04      Transport                     6/1/98
-----------------------------------------------------------------------------------------------------------------------------
OAKLAND                       IBT            CF06            856          0204-01      Office                       10/1/98
-----------------------------------------------------------------------------------------------------------------------------
OWENSBORO                     IBT            CH11            215          0127-07      Evansville Route Sales         1997
-----------------------------------------------------------------------------------------------------------------------------
PARIS                         IBT            EC01            111          0269-20      Inside Manufacturing         8/31/98
-----------------------------------------------------------------------------------------------------------------------------
PARIS                         BCT            EC03            111          0171-02      Garage                       12/1/98
-----------------------------------------------------------------------------------------------------------------------------
PHOENIX                       IBT            CK01            104          0187-03      Bakery Store                   1997
-----------------------------------------------------------------------------------------------------------------------------
PHOENIX                       IBT            CK04            104          0146-01      Sales/Transport                1997
-----------------------------------------------------------------------------------------------------------------------------
SACRAMENTO                    IBT            CM08            150          0151-04      Office                        7/1/98
-----------------------------------------------------------------------------------------------------------------------------
SPRINGFIELD                   UFCW           CQ01            322          0801-80      Bakery Store                 11/1/00
-----------------------------------------------------------------------------------------------------------------------------
TUCSON                        BCT            CR03            104          0146-01      Sales                          1997
-----------------------------------------------------------------------------------------------------------------------------
WACO                          BCT            8G06            111          0279-20      Sales                         9/1/99
-----------------------------------------------------------------------------------------------------------------------------



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